SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

Deutsche International VIP

Effective May 1, 2015, the above-listed fund will change its name as follows:

Current Name	New Name, Effective May 1, 2015

Deutsche International VIP	Deutsche CROCI® International VIP

Please Retain This Supplement for Future Reference

November 18, 2014
SAISTKR-186